Exhibit 99.1

THE MORTGAGE POOL

Loan Programs

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
10 Year Term	447	$13,411,340	1.34%	30,003	8.107	119.79	720	75.4
15 Year Term	3,766	143,539,069	14.35	38,114	8.149	179.59	721	82.8
20 Year Term	291	14,428,978	1.44	49,584	8.607	239.58	707	87.6
25 Year Term	10	450,865	0.05	45,086	10.273	298.08	692	87.3
30 Year Term	4,185	227,973,608	22.80	54,474	8.360	358.96	719	88.9
10 Year Term - 10 Year Interest Only Period	144	8,212,959	0.82	57,034	8.786	119.71	730	94.6
30/15 Balloon - 10 Year Interest Only Period	1	125,964	0.01	125,964	8.250	179.00	773	90.0
30/15 Balloon - 5 Year Interest Only Period	1	30,000	(1)	30,000	10.125	178.00	731	86.6
15 Year Term - 10 Year Interest Only Period	2	38,800	(1)	19,400	9.110	178.74	794	88.2
15 Year Term - 15 Year Interest Only Period	457	25,627,845	2.56	56,078	8.792	179.77	719	94.3
25 Year Term - 10 Year Interest Only Period	1,283	78,268,208	7.83	61,004	8.856	299.65	720	92.0
25 Year Term - 5 Year Interest Only Period	1	47,500	(1)	47,500	12.550	297.00	630	90.0
30 Year Term - 10 Year Interest Only Period	23	1,293,029	0.13	56,219	11.147	357.72	694	93.4
30/15 Balloon	10,203	486,530,772	48.65	47,685	8.955	179.38	723	93.2
Total	20,814	$999,978,937	100.00%
____________
(1)      Less than 0.01%.

Original Terms to Stated Maturity(1)

Original Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
120	591	$21,624,299	2.16%	36,589	8.365	119.76	724	82.7
180	14,430	655,892,449	65.59	45,453	8.772	179.44	723	91.0
240	291	14,428,978	1.44	49,584	8.607	239.58	707	87.6
300	1,294	78,766,573	7.88	60,871	8.866	299.64	720	92.0
360	4,208	229,266,637	22.93	54,484	8.376	358.96	719	88.9
Total	20,814	$999,978,937	100.00%
____________
(1)	As of the Cut-off date, the weighted average original term to stated maturity of the Mortgage Loans was approximately 230 months.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
0.01 - 25,000.00	4,850	$88,557,985	8.86%	18,259	8.702	209.31	722	88.1
25,000.01 - 50,000.00	8,935	327,455,200	32.75	36,649	8.607	221.27	721	90.7
50,000.01 - 75,000.00	4,002	245,354,800	24.54	61,308	8.631	229.93	721	91.1
75,000.01 - 100,000.00	1,735	151,297,897	15.13	87,203	8.735	239.16	719	90.3
100,000.01 - 150,000.00	926	112,510,993	11.25	121,502	8.884	241.90	722	91.3
150,000.01 - 200,000.00	235	40,853,119	4.09	173,843	8.772	251.56	722	89.2
200,000.01 - 250,000.00	102	23,652,999	2.37	231,892	8.590	252.58	735	88.0
250,000.01 - 300,000.00	13	3,726,840	0.37	286,680	8.946	238.66	706	81.3
300,000.01 - 350,000.00	8	2,636,548	0.26	329,568	7.645	237.62	735	86.5
350,000.01 - 400,000.00	4	1,538,858	0.15	384,714	8.575	178.97	730	74.9
400,000.01 - 450,000.00	1	436,000	0.04	436,000	6.300	299.00	784	79.9
550,000.01 - 600,000.00	2	1,131,999	0.11	566,000	10.262	360.00	681	88.7
800,000.01 - 850,000.00	1	825,700	0.08	825,700	8.500	300.00	779	83.0
Total	20,814	$999,978,937	100.00%
___________
(1) As of the Cut-off Date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $48,044.

State Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Alabama	516	$18,648,793	1.86%	36,141	8.395	220.45	725	92.4
Alaska	50	2,765,990	0.28	55,320	8.761	215.81	716	87.1
Arizona	749	37,741,513	3.77	50,389	8.786	234.71	717	88.9
Arkansas	10	239,978	0.02	23,998	8.582	198.27	735	89.9
California	2,794	208,626,174	20.86	74,669	8.667	247.36	720	87.1
Colorado	819	37,499,146	3.75	45,787	8.725	234.67	730	93.1
Connecticut	194	9,654,117	0.97	49,763	8.186	234.61	717	88.4
Delaware	71	3,331,365	0.33	46,921	8.239	199.38	721	87.4
District of Columbia	37	2,164,619	0.22	58,503	8.345	261.87	712	81.1
Florida	1,072	51,766,811	5.18	48,290	9.109	229.53	713	89.4
Georgia	728	29,350,554	2.94	40,317	8.891	226.53	718	94.1
Hawaii	106	8,357,869	0.84	78,848	8.851	218.54	726	85.3
Idaho	227	9,851,417	0.99	43,398	8.318	210.21	729	89.4
Illinois	560	23,307,504	2.33	41,621	8.899	212.47	721	91.7
Indiana	347	10,563,030	1.06	30,441	8.671	212.63	721	93.9
Iowa	102	3,249,763	0.32	31,860	8.817	213.35	717	94.3
Kansas	153	4,948,880	0.49	32,346	8.567	222.90	721	93.5
Kentucky	306	10,622,110	1.06	34,713	8.237	219.15	722	93.3
Louisiana	119	4,392,186	0.44	36,909	8.691	203.71	713	91.6
Maine	59	2,574,029	0.26	43,628	8.806	239.47	716	87.3
Maryland	546	33,020,359	3.30	60,477	8.911	225.12	717	89.6
Massachusetts	401	22,140,465	2.21	55,213	8.402	243.19	717	89.0
Michigan	864	29,869,861	2.99	34,572	8.484	221.13	725	92.8
Minnesota	405	18,447,030	1.84	45,548	8.626	214.47	724	92.3
Mississippi	84	2,971,408	0.30	35,374	8.540	209.20	715	92.9
Missouri	442	15,267,371	1.53	34,542	8.216	210.99	722	91.1
Montana	103	4,291,703	0.43	41,667	8.665	205.90	723	88.3
Nebraska	34	1,030,728	0.10	30,316	7.880	229.81	728	91.7
Nevada	564	33,687,181	3.37	59,729	9.125	220.15	721	93.5
New Hampshire	109	5,334,383	0.53	48,939	8.089	249.43	710	89.6
New Jersey	588	32,254,303	3.23	54,854	8.722	223.95	720	87.6
New Mexico	176	7,622,122	0.76	43,308	8.708	230.77	721	90.6
New York	467	25,951,295	2.60	55,570	8.794	235.35	713	85.7
North Carolina	551	21,278,827	2.13	38,619	8.663	229.03	722	92.9
North Dakota	21	672,607	0.07	32,029	8.242	243.69	729	97.1
Ohio	672	21,470,240	2.15	31,950	8.458	209.70	726	93.4
Oklahoma	157	5,258,343	0.53	33,493	8.619	230.83	723	91.6
Oregon	484	23,322,339	2.33	48,187	8.146	230.59	730	88.6
Pennsylvania	516	20,810,083	2.08	40,330	8.697	231.56	717	90.9
Rhode Island	47	2,623,390	0.26	55,817	8.386	230.53	730	89.3
South Carolina	161	6,261,522	0.63	38,891	9.036	260.26	717	91.8
South Dakota	23	889,455	0.09	38,672	7.997	198.02	720	91.6
Tennessee	504	17,883,207	1.79	35,483	8.324	225.51	727	93.3
Texas	1,401	47,468,136	4.75	33,882	8.540	215.05	734	96.1
Utah	613	27,863,675	2.79	45,455	8.890	217.06	723	92.3
Vermont	26	1,041,487	0.10	40,057	8.952	250.54	715	89.2
Virginia	664	37,458,244	3.75	56,413	8.600	225.83	722	91.4
Washington	707	36,762,245	3.68	51,998	8.902	231.69	719	90.7
West Virginia	45	1,962,603	0.20	43,613	8.641	250.48	725	90.9
Wisconsin	366	13,284,577	1.33	36,297	8.393	210.15	723	91.4
Wyoming	54	2,123,902	0.21	39,332	8.598	240.17	714	87.4
Total	20,814	$999,978,937	100.00%
_________
(1)	As of the Cut-off Date, no more than approximately 0.21% of the Mortgage Loans was secured by mortgaged properties located in any one postal zip code area.

Original Combined Loan-to-Value Ratios(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
50.00 or Less	521	$24,975,132	2.50%	47,937	7.277	239.35	737	39.9
50.01 - 55.00	199	9,581,253	0.96	48,147	7.409	240.20	739	52.4
55.01 - 60.00	209	10,886,359	1.09	52,088	7.582	219.90	723	57.5
60.01 - 65.00	292	15,853,420	1.59	54,293	7.634	245.55	725	62.5
65.01 - 70.00	368	19,796,901	1.98	53,796	7.540	236.98	725	67.7
70.01 - 75.00	431	22,896,923	2.29	53,125	7.773	234.18	720	72.7
75.01 - 80.00	730	39,142,510	3.91	53,620	7.997	225.98	716	78.2
80.01 - 85.00	1,151	46,854,001	4.69	40,707	8.215	231.11	719	83.0
85.01 - 90.00	4,908	196,380,453	19.64	40,012	8.602	230.09	716	89.0
90.01 - 95.00	5,149	246,246,491	24.63	47,824	8.618	233.34	715	94.2
95.01 - 100.00	6,856	367,365,494	36.74	53,583	9.213	225.11	727	99.7
Total	20,814	$999,978,937	100.00%
_________
(1)	As of the Cut-off Date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 90.36%.

Current Mortgage Rates(1)

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
4.501 - 5.000	11	$766,743	0.08%	69,704	4.873	179.25	770	69.2
5.001 - 5.500	11	706,605	0.07	64,237	5.332	179.25	775	51.5
5.501 - 6.000	252	20,065,708	2.01	79,626	5.979	297.44	741	71.5
6.001 - 6.500	377	25,590,741	2.56	67,880	6.404	272.21	736	77.2
6.501 - 7.000	1,110	61,323,952	6.13	55,247	6.856	238.20	735	80.8
7.001 - 7.500	2,153	102,775,180	10.28	47,736	7.375	234.19	733	86.4
7.501 - 8.000	4,007	180,987,844	18.10	45,168	7.824	230.33	730	89.1
8.001 - 8.500	3,499	156,038,919	15.60	44,595	8.334	224.99	726	92.2
8.501 - 9.000	3,075	139,741,605	13.97	45,444	8.812	225.73	718	93.1
9.001 - 9.500	1,887	85,854,447	8.59	45,498	9.331	223.44	709	93.8
9.501 - 10.000	1,661	75,556,361	7.56	45,488	9.808	217.42	713	93.9
10.001 - 10.500	891	42,369,805	4.24	47,553	10.329	221.34	708	94.7
10.501 - 11.000	649	34,248,891	3.42	52,772	10.810	224.50	705	94.3
11.001 - 11.500	336	18,012,146	1.80	53,608	11.318	226.22	704	94.9
11.501 - 12.000	399	23,033,526	2.30	57,728	11.864	224.61	699	94.7
12.001 - 12.500	200	15,144,210	1.51	75,721	12.345	217.23	689	97.7
12.501 - 13.000	89	5,704,705	0.57	64,098	12.774	228.85	685	96.9
13.001 - 13.500	63	3,562,922	0.36	56,554	13.333	238.42	684	97.0
13.501 - 14.000	48	2,998,275	0.30	62,464	13.798	227.89	691	98.4
Greater than 14.000	96	5,496,350	0.55	57,254	15.270	249.42	680	97.7
Total	20,814	$999,978,937	100.00%
__________
(1)
The current mortgage rates listed in the preceding table include premiums related to the Mortgage Insurance Policy.  As of the Cut-off Date, the weighted average current mortgage rate of the Mortgage Loans was approximately 8.678% per annum.  As of the Cut-off Date, the weighted average current mortgage rate of the Mortgage Loans net of the premium charged in connection with the Mortgage Insurance Policy, the Master Servicing Fees and the Trustee Fee was approximately 7.664% per annum.

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Single Family Residence	13,935	$655,522,469	65.55%	47,041	8.551	230.75	719	88.9
Planned Unit Development	4,506	236,638,506	23.66	52,516	8.853	229.30	725	93.4
Low-Rise Condominium	1,853	80,239,969	8.02	43,303	8.872	223.95	727	93.0
2 Family Residence	286	14,966,465	1.50	52,330	9.476	221.07	720	90.3
High-Rise Condominium	133	6,752,109	0.68	50,768	9.187	218.65	731	92.9
3 Family Residence	55	3,469,350	0.35	63,079	10.161	235.07	715	87.8
4 Family Residence	46	2,390,068	0.24	51,958	10.777	229.17	712	89.6
Total	20,814	$999,978,937	100.00%

Purpose of Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Refinance (cash-out)	9,643	$480,085,436	48.01%	49,786	8.325	236.02	712	84.9
Purchase	9,040	421,557,577	42.16	46,632	9.097	222.07	733	96.8
Refinance (rate/term)	2,131	98,335,923	9.83	46,145	8.599	230.98	717	89.3
Total	20,814	$999,978,937	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Primary Residence	19,356	$948,332,967	94.84%	48,994	8.606	230.17	721	90.4
Investment Property	960	30,971,405	3.10	32,262	10.182	221.62	728	89.0
Secondary Residence	498	20,674,565	2.07	41,515	9.721	217.41	734	92.0
Total	20,814	$999,978,937	100.00%
___________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Range of Remaining Terms to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
1 - 120	595	$21,695,399	2.17%	36,463	8.369	119.69	724	82.7
121 - 180	14,429	655,922,451	65.59	45,459	8.772	179.44	723	91.0
181 - 300	1,586	93,319,365	9.33	58,839	8.827	290.35	718	91.3
301 - 360	4,204	229,041,722	22.90	54,482	8.375	359.10	719	88.9
Total	20,814	$999,978,937	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 230 months.

Documentation Programs

Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Full	6,152	$307,732,735	30.77%	50,022	8.269	236.83	722	91.0
Reduced	3,720	206,122,900	20.61	55,409	9.450	220.47	721	92.4
Alternative	4,660	197,900,447	19.79	42,468	8.360	231.60	722	92.3
Streamlined	3,675	164,819,789	16.48	44,849	8.057	227.45	717	83.1
Super Streamlined	1,834	68,660,764	6.87	37,438	8.378	221.41	734	88.3
No Ratio	655	46,832,258	4.68	71,500	11.536	231.50	715	96.5
Stated Income/Stated Asset	118	7,910,046	0.79	67,034	11.019	245.96	708	93.8
Total	20,814	$999,978,937	100.00%

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Greater than 820	6	$277,480	0.03%	46,247	9.507	250.53	833	71.7
801 - 820	490	21,876,998	2.19	44,647	8.165	218.12	807	86.5
781 - 800	1,552	69,398,717	6.94	44,716	8.268	227.78	789	89.0
761 - 780	2,450	116,394,836	11.64	47,508	8.241	226.90	770	89.4
741 - 760	3,025	146,267,121	14.63	48,353	8.315	228.06	750	90.6
721 - 740	3,232	161,811,200	16.18	50,065	8.490	228.18	730	91.6
701 - 720	3,225	161,160,597	16.12	49,972	8.656	230.26	710	91.5
681 - 700	2,612	126,598,741	12.66	48,468	8.870	229.82	690	90.5
661 - 680	2,357	112,467,998	11.25	47,717	9.210	229.71	671	90.8
641 - 660	1,072	47,719,536	4.77	44,514	9.733	241.12	651	88.6
621 - 640	752	34,004,440	3.40	45,219	9.890	242.97	631	87.6
601 - 620	39	1,918,417	0.19	49,190	9.298	246.74	620	88.5
581 - 600	2	82,857	0.01	41,429	8.149	239.17	589	95.1
Total	20,814	$999,978,937	100.00%
____________
(1)	As of the Cut-off Date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 721.

Prepayment Charge Periods

Prepayment Charge Periods (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
0	15,221	$729,011,720	72.90%	47,895	8.904	227.87	722	91.7
6	26	2,046,762	0.20	78,722	9.880	238.17	715	91.6
12	214	14,427,013	1.44	67,416	9.206	237.77	719	92.4
24	38	2,367,444	0.24	62,301	11.609	187.82	707	97.1
30	1	46,986	(1)	46,986	11.875	179.00	701	100.0
35	2	258,868	0.03	129,434	7.464	300.62	742	76.1
36	2,120	97,580,572	9.76	46,029	8.124	248.69	723	87.2
60	3,192	154,239,570	15.42	48,321	7.848	225.65	718	85.8
Total	20,814	$999,978,937	100.00%
____________
(1)      Less than 0.01%.

Interest Only Periods at Origination

Interest Only Periods (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
0	18,902	$886,334,631	88.64%	46,891	8.654	225.74	721	90.1
60	2	77,500	0.01	38,750	11.611	250.94	669	88.7
120	1,453	87,938,961	8.79	60,522	8.882	283.47	721	92.3
180	457	25,627,845	2.56	56,078	8.792	179.77	719	94.3
Total	20,814	$999,978,937	100.00%